COMMERCIAL BUILDING LEASE




This lease (the "Lease"), dated June 17, 1997, by and between Peregrine Communications, Ltd. an Oregon corporation ("Landlord") and ACME Television Holdings of Oregon, L.L.C. an Oregon limited liability company ("Tenant"), is entered into pursuant to the provisions of the Asset Purchase Agreement as amended, ("Purchase Agreement") dated January 31, 1997 by and between Channel 32 Incorporated, a direct subsidiary of Landlord, Tenant, and Tenant's affiliate ACME Television Licenses of Oregon, L.L.C.



1 BASIC PROVISIONS. The following basic provisions apply to, and shall be construed in conjunction with, this Lease.
   1.1 LANDLORD. Peregrine Communications, Ltd. is the "Landlord" with a mailing address of 9725 SW Beaverton-Hillsdale Hwy., Suite 350, Beaverton, Oregon 97005-3366. Landlord is an Oregon corporation.
   1.2 TENANT. ACME Television Holdings of Oregon, L.L.C. is the "Tenant." Tenant is an Oregon limited liability company, with a mailing address of 10255 SW Arctic Dr., Beaverton, Oregon 97005.
   1.3 PREMISES AND PROPERTY. "Premises" is the certain commercial office space located at 10255 SW Arctic Drive, Beaverton, Oregon, consisting of interior office and related space and the Tower located therein, all as more fully described on the attached Schedule 1.3 ("Premises"). (As used herein, "Property" shall refer to the real property lot upon which the Premises are located)
   1.4 PERMITTED USE. The permitted use under this Lease is for television studio, including, without limitation, video production, broadcasting facilities, sales and management offices and all related activities ("Permitted Use").
   1.5 TERM AND COMMENCEMENT DATE. The Term of this Lease shall commence on June 17, 1997 ("Commencement Date") and shall end at midnight of June , 2006, unless terminated earlier as provided in Section 9 ("Term"), or extended pursuant to the Option to Renew Rider, or by purchase of the Premises and Property by Tenant.
   1.6  BASE RENT.  Tenant  shall pay to  Landlord  the  monthly  Base Rent of
        $12,500.00  ("Base  Rent").   The  Base  Rent  shall  be  adjusted  as
        provided in this Lease.
   1.7 UTILITIES AND SERVICES. All utilities and Janitorial Services necessary to or desired by Tenant shall be paid by Tenant. Tenant shall be responsible for routine repairs and maintenance, Security Services, Janitorial Services, Communications Services and all other such regular services necessary or desired for operation of the Premises or Property. Tenant shall pay for the utility or service cost directly to the relevant supplier. If additional or expanded utilities or services are required beyond the utilities or services existing as of the Commencement Date, then Tenant shall provide and pay for the additional or expanded utilities or services.

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2. RIDERS.  This Lease includes and incorporates the following riders:
      x     Schedule 1.3 (Premises).
      x     Option to Renew.



3. GRANT OF THE PREMISES AND POSSESSION.
   3.1 GRANT OF PREMISES. Landlord leases to Tenant and Tenant leases from Landlord the Premises and the Property subject to the terms and conditions of this Lease.
   3.2 POSSESSION. Landlord shall deliver possession of the Premises to Tenant on the Commencement Date. During the Term, Landlord covenants on behalf of itself, its successors, assigns and persons rightfully claiming by or through Landlord to not disturb the quiet enjoyment, possession, or Permitted Use of the Premises and Property by Tenant, subject to the rights of Landlord set forth in this Lease.



4.  RENT.
   4.1 DEFINITION OF RENT. The term "rent" includes the Base Rent, any adjustments to the Base Rent, additional rent, and any other amount payable by Tenant to Landlord under this Lease.
   4.2 TIME OF PAYMENT. Except as expressly provided otherwise, each monthly rent payment due from Tenant to Landlord shall be due on or before the first (1st) calendar day of each month of the Term, with the first monthly rent payment due on the execution of this Lease. The date on which a monthly rent payment is due is the "Due Date."
   4.3 FORM AND PLACE OF PAYMENT. Tenant shall pay rent in the form of a check made payable to Landlord. The check shall be received by Landlord at Landlord's address set forth in Section 1.1 on or before the Due Date.
   4.4 APPLICATION OF PAYMENTS. Payments made by Tenant to Landlord shall first be applied to late fees, if any, then to additional rent, if any, then to any other amounts due from Tenant to Landlord, if any, and last to the Base Rent, as adjusted.
   4.5 PRORATION OF RENT. If the Term begins on other than the first calendar day of a month, or ends on other than the last calendar day of a month, the Base Rent amount that is due is the monthly Base Rent (as adjusted) divided by the number of calendar days in that month.
   4.6 RENT ADJUSTMENT. The Base Rent shall be adjusted on June 17, 2001 and on June 17 every third year thereafter for the term of this Lease and any renewal term hereunder. The Base Rent, as adjusted, shall be equal to the greater of (i) the Base Rent in the preceding period, or (ii) the Base Rent plus the C.P.I. Adjustment. For purposes of this Section, "C.P.I." refers to the Consumer Price Index for all Urban Consumers, U.S. City Average, All Items, compiled by the Bureau of Labor Statistics, United States Department of Labor, using the index for December, 1967 as a base of 100. In the event the C.P.I. is replaced or revised, a comparable or replacement index shall be based upon or adjusted to a December 1967 base of 100. The "C.P.I. Adjustment"

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        is computed by dividing the C.P.I. for the  calendar  month  immediately preceding the adjustment by the C.P.I. for the month immediately preceding the Commencement Date or the last adjustment under this Lease, as the case may be, and multiplying the quotient by the initial Base Rent. The minimum adjustment for any period shall be a one percent (1%) increase and the maximum adjustment for any period shall be a seven and one half percent (7.5%) increase.
   4.7 REAL AND PERSONAL PROPERTY TAXES. Tenant shall be liable for and shall pay before the same shall be past due all taxes levied against its trade fixtures and equipment and other personal property placed upon, or owned by Tenant in, on or about the Premises or Property, plus those levied against the personal property, if any, being leased to Tenant under this Lease, and all taxes levied against the value of the real property and improvements of the Premises and Property.




5. OPERATION OF PREMISES AND PROPERTY.
   5.1 TENANT'S USE OF PREMISES. The Premises shall be occupied and used only for the Permitted Use and for no other purpose, and Tenant shall operate the entire Premises during the Term and any renewal.
   5.2 JANITORIAL AND UTILITY SERVICES. The term "Janitorial Services" is defined to include the following for the Premises and Property: (i) sweep, vacuum, or mop all floors as appropriate: (ii) collect and empty into appropriate containers all trash and garbage; (iii) clean all offices, rest rooms, and other rooms; (iv) supply all soap, towels, tissues and other supplies for the rest rooms; (v) maintain all light bulbs and tubes in operating condition; (vi) clean all interior and exterior glass surfaces as needed; (vii) clean all unsightly or abnormal stains, dirt or other problems as needed; (viii) clean all walking areas to a condition of "broom clean;" and (ix) periodically replace filters for the heating and air conditioning systems as needed.
   5.3 COMMUNICATION SERVICES. Tenant shall maintain, at Tenant's expense, all necessary or desired communication, telephone, data, audio-visual, video, cable, computer and electronic services and equipment ("Communication Services") for the Premises. Landlord is not obligated to supply or maintain any Communication Services to or on the Premises. Tenant may install Communication Services lines and cables at the locations and using the methods as Landlord and Tenant shall agree.
   5.4 SECURITY SERVICES. Tenant may provide and maintain such Security Services for the Premises and/or the Property that are appropriate for Tenant's use. The term "Security Services" includes, but is not limited to, any watchperson, locks, lights, fences, alarms, doors, or other services, devices, procedures, barriers or otherwise for the purpose of protecting, safeguarding, defending, or policing persons or property from any theft, vandalism or other loss or damage. Tenant may use or install fences, locks, alarms, doors or other devices to provide Security Services, and the installation of any Security Services shall be (i) consistent with the overall design and use of the Premises and Property, and (ii) subject to the terms of this Lease regarding "alterations, improvements and additions". Landlord shall provide no Security Services for the Premises.

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   5.5  SIGNS.  The design,  installation,  removal,  compliance with applicable laws and all other matters related to signage shall be at Tenant's expense and Tenant's sole discretion, subject to Section 5.9 hereof.
   5.6 ROUTINE REPAIRS AND MAINTENANCE. Tenant shall make all repairs and replacements necessary to maintain the Premises and Property in the condition not less than the condition of the Premises existing as of the Commencement Date, normal wear and tear excepted.
   5.7 STRUCTURAL AND SYSTEMS MAINTENANCE. Tenant shall be responsible for all structural and system maintenance including, but not limited to, maintaining in good working order the roof, paved parking areas, and the
        heating,   ventilating,  air  conditioning,   plumbing,  and  electrical
        systems, and light ballasts. Landlord represents and warrants that, as of the Commencement Date, to the best of Landlord's knowledge, all such structural and mechanical components and systems are in good working
        order  and  free  of   material   defects.   In  the  event   that  this
        representation and warranty is untrue as of the Commencement Date, the Landlord will repair or replace the structural or mechanical component or system that is not in good working order or has a material defect at the Commencement Date.
   5.8 TENANT'S LIABILITY FOR REPAIRS AND MAINTENANCE. Notwithstanding any other provision of this Lease, Tenant shall be liable for and shall promptly repair all damage to the Premises or Property caused by Tenant or Tenant's partners, officers, directors, employees, invitees, guests, customers, clients or licensees, regardless whether the damage is caused by the negligence of the Tenant. All repairs made by Tenant shall be at least equal to the original work in class and quality. If Tenant fails to repair, (i) Landlord or its agents, may, but is not required to, enter the Premises at any reasonable time to make repairs, and (ii) Tenant shall pay to Landlord the reasonable cost of such maintenance or repairs as additional rent due with the next monthly rent payment after receiving an invoice or invoices for such repairs.
   5.9 ALTERATIONS, IMPROVEMENTS AND ADDITIONS. Tenant shall not make any alteration, improvement or addition to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Landlord specifically consents to Tenant's installation or erection at the Premises or Property of additional engineering equipment
        such  as  satellite  receiving   antennas,   studio  transmitter  links,
        microwave antennas or similar devices, necessary or useful to the operation of Tenant's television station, consistent with industry standards as to design, installation and local zoning and building codes. Tenant shall advise Landlord of such installations before they are performed. All alterations, improvements, and additions (i) shall be performed at the sole cost and expense of Tenant in compliance with all laws and regulations of any federal, state, or local governmental body, and (ii) shall become and remain the property of Landlord except that any video production or broadcast related equipment installed by Tenant shall remain the property of Tenant unless abandoned at the end of the term of this Lease. In contracting for any alterations, improvements or additions, Tenant shall not act as the agent of Landlord. Tenant shall be responsible for compliance with the requirements of the Americans with Disabilities Act to the extent that any repair, alteration, improvement or addition requires such compliance.
   5.10 HAZARDOUS MATERIAL USE. Tenant shall not cause or permit any Hazardous Material to be brought upon, kept, disposed on, in or at, released or threatened to release or used in or about the Premises or Property by Tenant, its agents, employees, contractors, customers, clients,


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        guests or invitees.  Tenant shall comply with all applicable   laws  and
        regulations regulating the use, reporting, storage, and disposal of Hazardous Material.
   5.11 HAZARDOUS MATERIAL DEFINITION. As used in the Lease, the term "Hazardous Material" means any hazardous or toxic substance, material or waste
        which  is  or  becomes   regulated  by  any  federal,   state  or  local
        governmental authority or political subdivision. The term "Hazardous Material" includes, without limitation, any material or substance that is (i) defined as a "hazardous substance" under applicable law, (ii) petroleum, (iii) asbestos, (iv) polychlorinated biphenyl ("PCB"), (v)
        designated as a "hazardous substance" pursuant to Section 31 1 of the Federal Water Pollution Control Act (33 U.S.C. ss. 1 321), (vi) defined as a "hazardous waste" pursuant to Section 1004 of the Solid Waste Disposal Act (42 U.S.C. ss.6903), (vii) defined as a "hazardous substance" pursuant to Section 1 01 of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss.9601), (viii) defined as a "regulated substance" pursuant to Section 9001 of the Solid Waste Disposal Act (Regulation of Underground Storage Tanks), 42 U.S.C. ss.6991 , (ix) considered a "hazardous chemical substance and mixture" pursuant to Section 6 of the Toxic Substance Control Act (1 5 U.S.C. ss.
        2605), or (x) defined as a "pesticide" pursuant to Section 2 of the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. ss. 1 36).
   5.13 COVENANT AGAINST LIENS. Except as to real property trust deeds, mortgages and security interests of Landlord entered in the ordinary course, Landlord and Tenant each agrees not to suffer or permit any lien (including, but not limited to, tax liens and liens of mechanics or materialmen) to be placed against the Premises or Property. If a lien is placed against the Premises or Property that is directly or indirectly related to an act or failure to act of a party, that party agrees to notify the other party and pay off and remove such lien within thirty
        (30) days of receipt of notice of the lien, regardless whether such party contests the validity of the lien. Neither has authority or power to cause or permit any lien or other encumbrance created by act of the party, operation of laws, or otherwise to attach to or be placed upon the other parties title or interest in the Premises, or the Property or any personal property located therein.
   5.14 DESIGNATION OF REPRESENTATIVES. Each party shall designate, in writing, one representative to coordinate and implement the party's obligations and to accept responsibility for the party's compliance with this Lease. The representative shall have full authority to represent the party. If
        the   representative   is   changed,   then  the  party   changing   its
        representative shall notify the other party in writing within seven (7) days.
   5.15 RIGHTS RESERVED TO LANDLORD. Landlord shall have the following rights, but not obligations, exercisable without notice and without liability to Tenant for damage or injury to property, person, or business: (i) to show the Premises or Property to prospective tenants at reasonable hours during the last six (6) months of the Term if the Term has not been extended, and, if the Premises are vacated prior to the end of the Term, to prepare the Premises or Property for occupancy by a tenant; (ii)
        subject to the provisions of this Lease, to have and retain paramount title to the Premises or Property free and clear of any act or inaction
        of Tenant  that  my  restrict or encumber   the  Premises  or  Property;
        and (iii) to encumber, sell, assign, or otherwise transfer Landlord's interest in the Premises or Property subject to the provisions of
        Section 11.1 hereof.

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6. CHANGES IN THE PARTIES.
   6.1 RELATIONSHIP OF PARTIES. Nothing contained in this Lease shall be construed as creating the relationship of principal or agent, partnership or joint venture. Neither the method of computation of rent nor any other provision of this Lease, nor any act of the parties, shall be deemed to create any relationship other than that of landlord and tenant.
   6.2 SUCCESSORS AND ASSIGNS. This Lease shall benefit and bind the successors and permitted assigns of Landlord and Tenant.
   6.3 ASSIGNMENT AND SUBLETTING. Tenant may not, without the prior written consent of Landlord, (i) assign this Lease or any interest in this Lease, (ii) permit or suffer any assignment of this Lease by operation of law, (iii) sublet all or any portion of the Premises, or (iv) permit the use of the Premises by any party other than Tenant and its partners, officers and employees. Landlord's consent to any proposed assignment or subletting shall not be unreasonably withheld. Landlord may reasonably withhold consent to any subletting or assignment unless (i) the credit history, financial strength, and business reputation of the subtenant or assignee is reasonably acceptable to Landlord and Landlord's lender,
        (ii) Tenant pays the reasonable costs (including attorney fees) incurred by Landlord in investigating the subletting or assignment, and (iii) the subtenant's proposed use of the Premises is consistent with the current uses of the Premises and Property. No assignment or subletting shall release Tenant from any of the obligations set forth in this Lease.
   6.4 LANDLORD'S TRANSFER. Landlord may sell, assign or otherwise transfer the Premises and Property subject to the provisions of Section 11.1 hereof. If Landlord should sell or transfer its interest in the Premises or Property, then effective with the date of the sale or transfer, Landlord shall be released and discharged from any and all further obligations and responsibilities under this Lease (except those already accrued) upon written assumption by the buyer or transferee of Landlord's obligations and liabilities under this Lease.
   6.5 ATTORNMENT. Tenant shall attorn to, and recognize as successor Landlord under this Lease, any person that purchases or obtains title to the Premises pursuant to (i) foreclosure proceedings, (ii) exercise of the power of sale under a deed of trust, or (iii) a deed in lieu of foreclosure or similar transfer.
   6.6 SUBORDINATION. Tenant agrees that this Lease is and shall remain subordinate to any existing or subsequent mortgage or deed of trust covering the fee title to the Premises, together with any renewals, modifications or extensions of existing or subsequent mortgages or deeds of trust. Upon Landlord's request, Tenant shall execute the instruments that are reasonably required to subordinate this Lease to mortgages or deeds of trust made by Landlord.
   6.7 ESTOPPEL CERTIFICATE. From time to time, but no more than twice in any calendar year, upon not less than five (5) days prior written request by Landlord, Tenant will deliver to Landlord a certificate in writing stating (i) that this Lease is unmodified and in full force and effect (or that the Lease as modified is in full force and effect, describing the modifications), (ii) that the rents and other charges have been paid to date without any prepayments or defaults (or if any prepayments or defaults, the nature of the prepayments or defaults), and (iii) that Landlord is not in default under any provision under this Lease (or, if in default, the nature of the default).


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        The  certificate  may be relied upon by a  mortgagee,  an  assignee of a
        mortgage, or a  purchaser  of Landlord's interest in the  Premises.   If
        Tenant shall fail to respond within five days of receipt by Tenant of Landlord's written request, Tenant shall be deemed to have given
        the   certificate   without modification.



7. LOSS OF PREMISES OR PROPERTY.
   7.1 INSURANCE. Tenant shall purchase and obtain the following insurance policies (or if so notified by Landlord such additional insurance coverage as is reasonably required by Landlord's lender or lenders): (i) the policies set forth in the attached Additional Terms Rider, if any;
        (ii) a policy of comprehensive general liability insurance utilizing an Insurance Services Office standard form with broad form general liability endorsement, or equivalent, in an amount of not less than $ 1,000,000.00 per occurrence of bodily injury and property damage combined. The policy shall insure Tenant with Landlord as an additional insured and shall also insure against liability arising out of the use, occupancy or maintenance of the Premises and Property; and (iii) a policy of fire and extended coverage insurance in an amount equal to but not less than the full insurable value (from time to time) of all of Tenant's personal property, fixtures, equipment and tenant improvements and protecting Tenant against loss on account of damage to or destruction of the Premises or Property by fire or other casualty covered by a so-called "extended coverage" endorsement or a "special forms" policy, including, without limitation, vandalism and malicious mischief endorsements. If Tenant does not maintain the required insurance, then Tenant is in default, is deemed to self-insure and bears all risk of loss or damage caused by Tenant, Tenant's agents, employees and invitees. The policy shall be with an insurer with a Best's rating of B + or higher. Compliance with this Section shall not limit the liability of Tenant under this Lease. Tenant shall deliver to Landlord copies of the required insurance policies within thirty (30) days after the Commencement Date. No policy shall be canceled or modified except after thirty (30) days prior written notice to Landlord. Tenant shall, at least seven (7) days prior to the expiration of the policies, upon request, furnish Landlord with copies of the renewal policies. Each party may, but is not obligated to, obtain insurance for its own benefit. Except as provided in the Lease, each party (i) is not obligated to obtain, (ii) is not obligated to be named in, (iii) shall have no right to any proceeds of, and (iv) waives all claims on insurance purchased by or for the benefit of the other party.
   7.2 WAIVER OF SUBROGATION. To the extent permitted by their respective insurers, Landlord and Tenant (and each person claiming an interest in the Premises or Property through Tenant) release and waive their entire right of recovery against the other for direct, incidental or consequential or other loss or damage arising out of, or incident to, the perils covered by insurance carried by each party, whether due to the negligence of Landlord or Tenant. If necessary, all insurance policies shall be endorsed to evidence this waiver.
   7.3 EFFECT OF ONE PARTY'S ACTIONS ON OTHER PARTY'S INSURANCE. Neither party shall do or permit to be done anything which shall invalidate any insurance carried by the other party. Tenant shall pay the entire increase in the insurance premium if the increase is specified by Landlord's insurer as caused by the actions or omissions of Tenant.

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   7.4  FIRE AND CASUALTY.
        7.4.1 TERMINATION OR REPAIR. If all or any portion of the Premises or Property are damaged or destroyed by fire or other casualty, Landlord shall deliver to Tenant written notice within thirty (30) days of the damage or destruction stating whether the Premises and Property can be restored within one hundred eighty (180) days of the damage or destruction. Landlord shall have no obligation to expend more in repairing, restoring or rebuilding than the proceeds of insurance available for the purposes. If, in Landlord's reasonable judgment, the insurance settlement, permit and construction work for repairing and rebuilding the damaged or destroyed portion of the Premises or Property can be completed within the period with the available insurance proceeds, Landlord shall promptly proceed to repair or rebuild the damaged or destroyed portion of the Premises or Property. If, in Landlord's reasonable judgment, the insurance settlement, permit and construction work for repairing and rebuilding the damaged or destroyed portion of the Premises or Property cannot be completed within the period with the available insurance proceeds, either Landlord or Tenant may terminate this Lease upon thirty (30) days written notice to the other party.
        7.4.2 ABATEMENT OR APPORTIONMENT OF RENT. If the Lease is not terminated, and if the damage or destruction to the Premises or Property is not caused by the act or failure to act of Tenant, its partners, officers, employees, agents, guests, customers, clients or invitees, then a just portion of the rent shall abate as of the date of the damage or destruction until the Premises and Property are repaired or rebuilt. If the Lease is terminated, the rent shall be apportioned as of the date of the damage or destruction.
        7.4.3 ALTERATIONS, IMPROVEMENTS AND ADDITIONS. With respect to any damage or destruction of alterations, improvements or additions made to the Premises by Tenant, (i) this Section 7.4 shall be inapplicable, (ii) no abatement of rent shall occur, and (iii) Landlord shall not be obligated to repair or rebuild the Tenant's alterations, improvements, or additions.
   7.5 CONDEMNATION. If all of the Premises are taken or condemned by any authority for any use or purposes, this Lease shall terminate upon, and the rent shall be apportioned as of, the date when actual possession of the Premises is required for the condemned use or purpose. If less than all of the Premises are taken or condemned by any authority for any use of purpose, then (i) Landlord or Tenant may terminate this Lease upon thirty (30) days written notice of termination, or (ii) in the event the parties elect to continue the Lease, a just portion of the rent will abate as of the date when actual possession of condemned portion of the Premises is required for the condemned use or purpose. Landlord reserves all rights to damages to the Premises for any taking or condemnation of all or any portion of the Premises. Tenant assigns to Landlord any right Tenant may have to any award or damages. Tenant shall have the right to claim and recover from the condemning authority compensation for any loss for moving expenses and for interruption of or damage to Tenant's business only if such award or damages are awarded separately and not as part of the award or damages recoverable by Landlord.

8. DEFAULT BY TENANT OR LANDLORD.
   8.1 DEFAULT BY TENANT. Tenant shall be in default under this Lease if any of the following occur: (i) Tenant fails to pay within ten (10) days after the date when due any monthly rent or other payment required to be paid by Tenant under this Lease; (ii) Tenant fails to perform or observe any other material covenant, agreement or condition which Tenant is required to perform or observe and the failure shall not be cured within thirty
        (30) days after  delivery  of written  notice to Tenant of the  failure;
        (iii) Tenant is named as a debtor in any voluntary or involuntary bankruptcy proceeding not dismissed within ninety (90) days; (iv) substantially all of Tenant's assets are placed in receivership or are subjected to attachment or other judiciary seizure; (v) Tenant makes or suffers a general assignment for the benefit of creditors; or (vi) Tenant vacates or abandons the Premises.
   8.2 REMEDIES OF LANDLORD. In the event of Tenant's default as set forth in Section 8.1, Landlord shall have the remedies set forth in this
        Lease.   Landlord's   remedies  are  cumulative  and  not  alternative
        remedies.
        8.2.1 LEGAL AND EQUITABLE REMEDIES. Landlord shall have all remedies available at law or in equity.
        8.2.2 TERMINATION OF LEASE. Landlord may terminate the Lease. Following termination of the Lease and for purposes of reletting the Premises, Landlord may make any necessary or convenient decorations, repairs, changes, alterations or additions to the Premises in connection with any reletting of the Premises.
        8.2.3 ADVANCE. In the event of Tenant's breach, Landlord may remedy the breach for the account and at the expense of Tenant. If Landlord at any time, by reason of the breach, is compelled to pay, or elects to pay, any money or do any act which will require the payment of any money, or is compelled to incur any expense, including reasonable attorneys' fees, in instituting or prosecuting any action or proceeding to enforce Landlord's rights under this Lease, the money so paid by Landlord, with interest from the date of payment at the rate set forth in Section 11.2, shall be additional rent and shall be due from Tenant to Landlord as set forth in Section 4.
   8.3 DEFAULT BY LANDLORD. Landlord shall be in default under this Lease if Landlord fails to perform or observe any material covenant, agreement or condition which Landlord is required to perform or observe and the failure shall not be cured within thirty (30) days after delivery of written notice to Landlord by Tenant of the failure.
   8.4 REMEDIES OF TENANT. In the event of Landlord's material default as set forth in Section 8.3, Tenant shall have all rights provided at law or in equity.
9. TERMINATION OF LEASE.
   9.1 EVENTS OF TERMINATION. This Lease shall terminate upon the occurrence of one or more of the following events: (i) by mutual written agreement of Landlord and Tenant; (ii) by Landlord pursuant to this Lease; (iii) by Tenant pursuant to this Lease; (iv) upon lapse of the Term or renewal term; or (v) by reason of Sections 7.4 or 7.5 relating to destruction or condemnation of the Premises.

   9.2 SURRENDER, OF POSSESSION. Upon termination of this Lease, Tenant will immediately surrender possession of the Premises to Landlord. If possession is not immediately surrendered, Landlord may re-enter and repossess the Premises and remove all persons or property using such force as may be necessary without being deemed guilty of, or liable for, any trespass, forcible entry, detainer, breach of the peace, or damage to persons or property.
   9.3 CONDITION OF PREMISES UPON TERMINATION OR ABANDONMENT. Tenant, upon termination or abandonment of this Lease or termination of Tenant's right of possession, agrees as follows:
        9.3.1 REMOVAL OF PROPERTY. Except as permitted herein, Tenant shall not remove any alterations, improvements or additions made to the Premises by Tenant or others without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall immediately remove, in a good and workmanlike manner, (i) all personal property of Tenant, and (ii) the alterations, improvements and additions made to the Premises by Tenant as Landlord may request in writing to be removed. All damage occasioned by the removal shall be promptly repaired by Tenant in a good and workmanlike manner. If Tenant fails to remove any property, Landlord may (i) accept the title to the property without credit or compensation to Tenant, or
            (ii) remove and store the property, at Tenant's expense, in any reasonable manner that Landlord may choose.
        9.3.2 RESTORATION OF PREMISES. Tenant shall restore the Premises to the condition existing on the Commencement Date, with the exception of
            (i) ordinary wear and tear, and (ii) alterations, improvements and additions which Landlord has not directed to Tenant in writing to remove. If Tenant fails to properly restore the Premises, Landlord, at Tenant's expense, may restore the Premises in any reasonable manner that Landlord may choose.
   9.4 HOLDING OVER. If Tenant fails to deliver actual possession of the Premises to Landlord upon termination of this Lease, Landlord shall have all remedies available at law or in equity to a lessor of real property in the State of Oregon Landlord may recover damages from Tenant in an amount equal to (a) 150% the monthly rental payment applicable immediately prior to termination for each full or partial month that Tenant fails to deliver actual possession of the Premises to Landlord, and (b) all damages sustained by Landlord by reason of Tenant's failure to deliver actual possession of the Premises to Landlord.
10.   CLAIMS AND DISPUTES.
   10.1 RIGHTS AND REMEDIES CUMULATIVE. Except as expressly provided in this Lease, each party's rights and remedies described in this Lease are cumulative and not alternative remedies.
   10.2 NONWAIVER OF REMEDIES. A waiver of any condition stated in this Lease shall not be implied by any neglect of a party to enforce any remedy available by reason of the failure to observe or perform the condition. A waiver by a party shall not affect any condition other than the one specified in the waiver and a waiver shall waive a specified condition only for the time and in the manner specifically stated in the waiver. The acceptance by Landlord of rent or other money from Tenant after termination of the Lease, after termination of Tenant's right of possession, after the occurrence of a default, or after institution of any remedy by Landlord shall not alter, diminish, affect or waive the Lease termination, termination of possession, default or remedy.

   10.3 INDEMNIFICATION. To the extent caused by an act or failure to act of Tenant or Tenant's partners, officers, directors, employees, invitees, guests, customers, clients or licensees, and regardless whether the act or failure to act is negligent, Tenant shall defend, indemnify and hold harmless Landlord, and its partners, officers, directors, agents and employees from any liabilities, damages and expenses (including attorney fees) arising out of or relating to (i) the Premises or Property, or
        (ii) Tenant's use or occupancy of the Premises.
   10.4 HAZARDOUS MATERIAL INDEMNIFICATION. Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises or Property, damages for the loss or restriction on use of rentable or useable space or any amenity of the Premises or Property, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Term as a result of Tenant's breach of the obligations stated in this Section regarding Hazardous Material. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises or Property. Without limiting the preceding, if the presence of any Hazardous Material on the Premises or Property caused or permitted by Tenant results in any contamination of the Premises or Property, Tenant shall promptly take all actions at Tenant's sole expense as are necessary to return the Premises or Property to the condition existing prior to the introduction of any Hazardous Material to the Premises or Property.
   10.5 EFFECT OF LANDLORD INSURANCE ON TENANT OBLIGATIONS. From time to time and without obligation to do so, Landlord may purchase insurance against damage or liability arising out of or related to the Premises or Property. The purchase or failure to purchase insurance shall not release or waive the obligations of Tenant set forth in this Lease. Tenant waives all claims on insurance purchased by Landlord.
   10.6 DISPUTES. This Lease shall be governed by Oregon law. The Oregon courts of Washington County have exclusive jurisdiction and venue. If a party is in default under this Agreement, then the defaulting party shall pay to the other party as additional rent reasonable attorney fees and costs
        (i) incurred by the other party after default and referral to an attorney and (ii) incurred by the prevailing party in any litigation or arbitration. The invalidity of any portion of this Lease shall not affect the validity of any other portion of this Lease.


11. OPTION TO PURCHASE.
    11.1 OPTION. At any time, if this Lease is then in good standing and Tenant is not in default hereunder, Tenant shall have the option to purchase the Property for the total sum of $1,500,000. Tenant shall exercise the option by providing not less than thirty (30) days written notice of intent to exercise to Landlord. Upon exercise, Tenant shall pay the purchase price in cash. In the event Landlord desires to sell the Premises and Property to a third party, Tenant shall have twenty (20) days after receipt of notice from Landlord that Landlord has received and intends to accept a bona fide offer to purchase the premises in which to elect to purchase the Premises and Property. This right shall expire in the event of sale of the Premises and Property to a third party after the required notice to Tenant and Tenant's failure to exercise the right.


12.  TOWER LEASES
     12.1 LEASE INCOME. A microwave tower ("Tower") has been constructed as an integral part of the Premises. As of the commencement Date, two leases with telecommunications companies exist on the Premises leasing space on the Tower for cellular telephone equipment ("Existing Leases"). All income from the Existing Leases will be paid to and be the property of Landlord. In the event that any future leases of space on the Tower are entered into during the term of this Lease (including any renewals thereof), the Landlord and Tenant shall equally share the income therefrom for the remaining term of the Lease (including any renewals thereof). Upon termination of this Lease for any reason, all income from any lease of space on the Tower shall be payable to the then owner of the Premises.


13.  GENERAL PROVISIONS.
     13.1 NOTICES. All notices under this Lease shall be in writing and shall be deemed to be delivered on the date of delivery if delivered in person or by fax, or on the date of receipt if delivered by U.S. Mail or express courier. Proof of delivery shall be by affidavit of personal delivery, machine generated confirmation of fax transmission or return receipt issued by U.S. Postal Service or express courier. Notices shall be addressed to the address set forth in Section 1 (or at the other addresses one party may give to another party by written notice).
     13.2 INTEREST ON PAST DUE AMOUNTS. All past due rent or other payments under this Lease not received within ten days after the due date shall bear interest at the rate of one and one half percent (11/2 %) per month (annual percentage rate of 18%) compounded monthly, or the highest rate permitted by law, whichever is less. Interest shall be calculated from the due date until paid.
     13.3 BROKERS. Tenant warrants that Tenant has no arrangement with any realtor, broker or agent in connection with the negotiations of this Lease except as Tenant notifies Landlord prior to the execution of this Lease. Tenant agrees to defend, indemnify and hold Landlord harmless from any cost, expense or liability for any compensation, commission or charges claimed by any realtor, broker or agent with respect to this Lease except as Landlord agrees in writing before the execution of this Lease.
     13.4 NON-RECORDING. This Lease or any memorandum of this Lease shall not be recorded unless the parties consent.
     13.5 TIME IS OF THE ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

   SIGNATURES.


LANDLORD                                TENANT

PEREGRINE COMMUNICATIONS, LTD.          ACME TELEVISION HOLDINGS OF
                                        OREGON, L.L.C.

By: /s/ Daniel J. Alderman              By: /s/ Douglas E. Gealy
    -----------------------------           ---------------------------
    Daniel J. Alderman, E.V.P.              Douglas Gealy, President

Date: 6/25/97                           Date: 7/1/97
      -------                                 ------

                                 OPTION TO RENEW


1.    OPTION TO RENEW.

      Tenant is granted the option to renew the Term of this Lease for one or more successive periods as set forth below:

                                Renewal Period(s)

                        Period No. 1      May 30, 2006 to May 29, 2011

                        Period No. 2      May 30, 2011 to May 29, 2016

                        Period No. 3.     May 30, 2021 to May 29 2026

                        Period No 4.      May 30, 2026 to May 29, 2031


2.    EXERCISE OF OPTION.

      2.1 Option Period. Tenant shall have the right to exercise the Option(s) granted by this Option to renew Rider during the period commencing with the Commencement Date and ending six months prior to the expiration of the term immediately preceding the relevant renewal period ("Option Period").

      2.2 Delivery of Notice. The option may be exercised and is effective only if (i) Tenant gives written notice of the exercise of the Option within the Option Period, (ii) Landlord receives the written notice within the Option Period, and (iii) at Landlord's option, Tenant is not in default under the terms of this Lease on the date of the exercise of the Option or on the date of the commencement of the renewal period.


3     TERMS AND CONDITIONS ON RENEWAL.

      The terms and conditions set forth in this Lease shall constitute the lease terms and conditions during the renewal term, except that (i) no additional renewals beyond the renewal terms set forth above shall be permitted, and (ii) the monthly Base Rent shall be adjusted as set forth in the Rent Adjustment Rider.

INITIALED BY TENANT /s/DG                 INITIALED BY LANDLORD /s/DJA
                    -----                                       ------

     Schedule 1.3 - Description of Premises has been intentionally omitted by the Registrants.

     A copy of this omitted Schedule 1.3 will be provided to the Securities and Exchange Commission upon request.